                                 EXHIBIT 10.4

                            EUFAULA BANCCORP, INC.
                         DIRECTOR STOCK PURCHASE PLAN

     WHEREAS, EUFAULA BANCCORP, INC. (the Company) desires to enable the Company and its participating subsidiaries to provide to their respective Directors a convenient means of purchasing for long term investment, and not for short-term speculative gain, Common Stock of the Company and thereby promote interest in the Company's continuing success, growth, and development;

     NOW, THEREFORE, the Company hereby adopts the Director Stock Purchase Plan for the benefit of the Directors of the Company and its respective subsidiaries.

     The Eufaula BancCorp, Inc. Director Stock Purchase Plan shall be in the following form with such appropriate variations, amendments, deletions and insertions as may from time to time be adopted by the Board of Directors of the Company consistent with the preamble hereof:

                                  ARTICLE I.
DEFINITIONS
-----------

     A.   "Cash Account": The separate account which is required to be
           ------------
established and maintained with respect to each Participant for the purpose of recording Participant contributions, Participating Company contributions and dividends paid to the Agent under the Plan.

     B.   "Common Stock of the Company": The shares of voting common stock of
           ---------------------------
the par value of $1.00 per share of the Company, and any shares which may be issued and exchanged for or upon a change of such shares whether in subdivision or in combination thereof and whether as a part of a classification or reclassification thereof, or otherwise.

     C.   "Company": Eufaula BancCorp, Inc.
           -------

     D.   "Contribution Date": The fifteenth day of each month upon which
           -----------------
Participant contributions and Participating Company contributions to the Plan shall be made.

     E.   "Effective Date of the Plan": DATE June 13, 1995.
           --------------------------

     F.   "Director": Any person who currently serves or in the future shall be
           --------
elected to serve as a member of the Board of Directors of one or more Participating Companies which compensates such members in fees or other cash remuneration for serving in such capacity. Persons who serve in a multiple capacity as a member of the Boards of Directors of one or more Participating Companies shall be allowed to participate in the Plan in only one such capacity, and, if such multiple capacity involves service upon the Board of Directors of the Company and another Participating Company or Participating Companies, such single participation shall be limited to participation at the Company level.

     G.   Participating Company": The Company and each subsidiary of the Company
          ---------------------
which compensates its Directors in fees or other cash remuneration for serving in such capacity and adopts and elects to participate in the Plan.

     H.   "Offering Period": The last fifteen days of each calendar quarter
           ---------------
during which Directors may elect to participate in the automatic transfer contribution procedure of the Plan for the ensuing calendar quarter shall be the Offering Period for the ensuing calendar quarter.

     I.   "Participant": A Director who shall have become a Participant in the
           -----------
Plan by submitting to the Agent through his Participating Company an Automatic Transfer Contribution Form and whose participation in the Plan shall not have been terminated.

     J.   "Automatic Transfer Contribution Form": The form which a Participant
           ------------------------------------
must forward to the Agent through his Participating Company so as to participate in the Automatic Transfer Contribution procedure of the Plan. This form shall contain in addition to other pertinent information, the Participant's appointment of the agent to provide for the acquisition of Common Stock of the Company for his benefit under the Plan and a description, including the account number, of the demand deposit account maintained by the Participant with a Participating Company from which the Participant desires his Participant contribution to the Agent of the Plan to be made by automatic transfer.

     K.   "Plan Year": The period commencing on January 1/st/ of each year and
           ---------
ending on December 31/st/ of each year.

     L.   "Stock Share Account": The separate account which is required to be
           -------------------
established and maintained with respect to each Participant for the purpose of recording Common Stock of the Company purchased for and allocated to the Participant under the Plan.

     M.   "Agent": Synovus Trust Company, as the original Agent of the Plan, and
           -----
any duly appointed successor Agent.

                                  ARTICLE II.
                                 PARTICIPATION
                                 -------------

     A Director may become a Participant in the Plan during an Offering Period by submitting an Automatic Transfer Contribution Form to the Agent through his Participating Company.

                                 ARTICLE III.
                           PARTICIPANT CONTRIBUTIONS
                           -------------------------

     Participants may contribute to the Plan only through automatic transfers.

     In connection with the Participant automatic transfer contribution procedure, Participant contributions to the Agent of the Plan shall be made on a monthly basis in multiples of fifty dollars ($50.00) per month with a maximum monthly contribution of two hundred Dollars ($200.00).

     Automatic transfer contributions shall be made only on Contribution Dates. The Agent, and the Participating Company with whom the demand deposit account to be charged with the automatic transfer is established, shall have sole and absolute discretion in the determination of the Contribution Date upon which the automatic transfer contributions of Participants in the Plan shall be made.

     Only on Contribution Dates will the Agent use the Participant and corresponding Participating Company contributions it receives under the Plan to provide for acquisition of Common Stock of the Company.

     Automatic transfer contributions may be authorized only during an Offering Period and only by submitting an Automatic Transfer Contribution Form to the Agent through a Participating Company. A Participant may change the participation level of his automatic transfer contribution by submitting a new Automatic Transfer Contribution Form to the Agent through his Participating Company at least ten (10) days prior to a Contribution Date. Automatic Transfer Contributions may be terminated pursuant to Article XIII hereof.

                                  ARTICLE IV.
                      PARTICIPATING COMPANY CONTRIBUTIONS
                      -----------------------------------

     Each Participating Company shall make contributions to the Cash Accounts of its Directors who are Participants in the Plan.

     In connection with the Participant automatic transfer contribution procedure, Participating Company contributions to the Agent of the Plan for each of its Directors who are Participants in the Plan shall be made on a monthly basis on the Contribution Date the automatic transfer contribution for such Participant is made. Participating Company contributions shall be equal to fifty percent (50%) of the amount of each participant's automatic transfer contribution.

     Participating Company contribution made by each Participating Company to the Cash Accounts of its Director who are Participants in the Plan shall be treated as compensation income. Such amount will be reflected on the Form 1099 furnished to Directors annually by their respective Participating Companies.

                                  ARTICLE V.
                            ADMINISTRATION OF PLAN
                            ----------------------

     The Plan shall be administered by the Company. The Company may, from time to time, adopt rules and regulations not inconsistent with the Plan for carrying out the Plan or for providing for any and all matters not specifically covered herein.

     The functions and duties of the Company, in general, are as follows:

(a)  To make provision for payment of contributions to the Agent.

(b) To establish rules for the administration, and make interpretations of the Plan, which rules and interpretations will apply to all Participants similarly situated.

(c)  To develop forms used in connection with the Plan.

(d) To maintain certain records, including, but not limited to, those with respect to contributions made, stock distributed to Participants, and dividends paid to the Agent.

(e) To file with the appropriate governmental agencies any and all reports and notifications required of the Plan and to provide all Participants and beneficiaries with any and all reports and notifications to which they are by law entitled.

(f) To engage a certified public accountant to perform at its discretion, audits of the Plan.

(g) To give prompt notification to the Agent of the effectiveness and the initiation of proceedings which would result in the termination of and the termination of effectiveness of the registration, exemption or qualification of the Plan under federal and applicable state securities laws.

(h) To receive from and, upon its approval thereof, to promptly forward to the Agent the written requests of Participants for the issuance of stock certificates for all or part of the full number of shares of Common Stock of the Company in such Participants' Stock Share Accounts.

(i) To give prompt notification to the Agent of the termination of the participation of any Participant in the Plan for any reason whatsoever.

(j) To perform any and all other functions reasonably necessary to administer the Plan.

     The Participating Companies shall indemnify each employee of the Company and any other Participating Company involved in the administration of the Plan against all costs, expenses and liabilities, including attorney's fees, incurred in connection with any action, suit or proceeding instituted against him alleging any act or omission or commission performed by him while acting in good faith in discharging his duties with respect to the Plan. This indemnification is limited to the extent such costs and expenses are not covered under insurance as may be now or hereafter provided by a Participating Company.

                                  ARTICLE VI.
                                     AGENT
                                     -----

     There shall be one (1) original Agent. The original agent shall be Synovus Trust Company.

     The Agent shall receive all contributions made by the Participating Companies and Participants in cash only. All contributions so received, (hereinafter referred to as the "Fund"), shall be held, managed, and administered pursuant to the terms of the Plan. No part of the Fund shall be used for or diverted to purposes other than for the exclusive benefit of the Participants and former Participants in the Plan.

     Any Agent may be removed by the Company at any time. Any Agent may resign at any time upon thirty (30) days notice in writing to the Company. Upon renewal or resignation of an Agent, the Company shall appoint a successor Agent who shall have the same powers and duties as those conferred upon the original Agent hereunder. Upon acceptance of such appointment by the successor Agent, the predecessor Agent shall assign, transfer, and pay over to such successor Agent the funds and properties then constituting the Fund and any and all records it might have with regard to the Fund and the administration of the Fund.

     Any corporation into which any corporate agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any corporate agent may be a party, or any corporation to which all or substantially all of the business of any corporate agent may be transferred, shall be the successor of such agent without the filing of any instrument or performance of any further act.

     The Agent shall have the following powers and authority in the administration and investment of the Fund:

     (a) To cause to be purchased for the benefit of the Participants in the Plan unrestricted shares of Common Stock of the Company in its name as Agent of the Plan, to retain the same and to cause the same to be disposed of pursuant to the terms of the Plan.

     (b) To cause any Common Stock of the Company held as part of the Fund to be registered in the Agent's own name or in the name of one or more nominees, but the books and records of the Agent shall at all times show that all such investments are part of the Fund.

     (c) To keep such portion of the Fund in cash or cash balances as the Agent, from time to time, may in its sole discretion deem to be in the best interests of the Participants in the Plan without liability for interest thereon.

     (d) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments as may be necessary or appropriate to carry out the powers herein granted.

     (e) To do all such acts, take all such proceedings, and exercise all such rights and privileges, although not specifically mentioned herein, as the Agent may deem necessary or desirable to administer the Fund, and to carry out and satisfy the purposes and intent of the Plan.

     The Agent shall be paid compensation by the Company or any other Participating Company for its service as Agent under the Plan.

     The Company agrees to indemnify and hold harmless the Agent, each of the employees of the Agent and any subagents appointed by the Agent against any and all losses, claims, damages, liabilities and expenses, including without limitation reasonable costs of investigation and counsel fees and disbursements which may be imposed upon the Agent, its employees or its subagents or incurred by it or them in connection with its or their acceptance of its or their appointment as Agent or subagent hereunder or the performance of its or their duties hereunder, including without limitation any litigation arising from the Plan or involving the subject matter hereof.

     The Agent shall keep accurate and detailed accounts of all receipts, disbursements, and other transactions hereunder. All accounts, books, and records, relating to such transactions shall be open to inspection and audit at all reasonable times by any person designated by the Company.

     On or before the fifteenth (15/th/) day following the close of each quarter or upon such other reporting schedules and for such other reporting periods as the Company and the Agent shall agree, the Agent shall file with the Company a written report setting forth all receipts, disbursements, and other transactions effected during such preceding month or reporting period, and setting forth the current status of the Fund.

                                 ARTICLE VII.
                                STOCK PURCHASE
                                --------------

     The Agent shall cause the funds in the Participants' Cash Accounts to be used to purchase unrestricted shares of Common Stock of the Company for the benefit of the Participants in the Plan.

     Neither the Agent, the Company, and Participating Company retained by the Agent shall have any responsibility as to the value of the Common Stock of the Company acquired for any Participant's Stock Share Account. The Agent's duty to purchase shares of Common Stock of the Company under the Plan shall be subject to any and all legal restrictions or limitations at any time by governmental authority, including, but not limited to, the Securities and Exchange Commission, and shall be subject to any other restrictions, limitations or considerations deemed valid by the Agent.

     Accordingly, neither the Agent, the Company, any Participating Company shall be liable in any way if, as a result of such restrictions, limitations or considerations, the whole amount of funds available in the Participant's Cash Accounts for purchase of Common Stock of the Company is not applied to the purchase of such shares at the time herein otherwise provided or contemplated.

                                 ARTICLE VIII.
                              ALLOCATION OF STOCK
                              -------------------

     As promptly as practical after each purchase of Common Stock of the Company for the benefit of the Participants in the Plan, the Agent shall determine the average cost per share of all shares so purchased. The Agent shall then ratably allocate such shares to the Stock Share Accounts of the Participants according to the balances in their respective Cash Accounts, charging each Cash Account with the average cost, including transactional costs, of the shares allocated to each Stock Share Account. Full shares and fractional share interests in one share (to three decimal places) shall be allocated, accordingly.

                                  ARTICLE IX.
                        ISSUANCE OF STOCK CERTIFICATES
                        ------------------------------

     Stock certificates for all or a part of the full number of shares of Common Stock of the Company in a Participant's Stock Share Account shall be issued by the Agent as promptly as practicable to such Participant after receipt by the Agent from the Company of a written request therefore from such Participant and the approval of such written request by the Company.

                                  ARTICLE X.
                          DIVIDENDS AND DISTRIBUTIONS
                          ---------------------------

     Cash dividends, stock dividends and stock splits received by the Agent for the Plan will be allocated by the Company to each Participant's Cash Account or Stock Share Account, whichever is appropriate, to the extent that such cash or stock is attributable to the allocated Common Stock of the Company in each Participant's Stock Share Account. Cash dividends so allocated shall be used to acquire additional shares of Common Stock of the Company.

                                  ARTICLE XI.
                                 VOTING RIGHTS
                                 -------------

     Each Participant in the Plan shall have the rights and powers of ordinary shareholders with respect to the shares of Common Stock of the Company in such Participant's Stock Share Account, including, but not limited to, the right to vote such shares. The Company shall deliver or cause to be delivered to the Participants in the Plan at the time and in the manner such materials are sent to shareholders of the Company generally, all reports, proxy solicitation materials and all other disclosure type communications distributed to shareholders of the Company generally.

                                 ARTICLE XII.
                            REPORTS TO PARTICIPANTS
                            -----------------------

     As soon as practical following the end of each Plan Year, or more often and as often as the Company may elect, the Company shall send to each Participant a written report of all transactions in this Cash Account and Stock Share Account and the number of shares of Common Stock of the Company allocated to his Stock Share Account and the value of his Cash Account as of the date of such report.

                                 ARTICLE XIII.
                     TERMINATION OF PARTICIPATION IN PLAN
                     ------------------------------------

     A Participant may terminate his participation in the Plan by directing the Participating Company with which he maintains his demand deposit account from which the automatic transfer for contributions are made to his Cash Account in writing at least 10 days prior to a Contribution Date to cease making such automatic transfers. As promptly as practical and after the approval of the Company, the Agent, upon written notification given to it by the Company, shall deliver to the former Participant a certificate for the number of full shares of Common Stock of the Company allocated to his Stock Share Account, together with a check for any fractional share interests and any remaining balance in his Cash Account. If a Participant terminates his participation in the Plan, he may not reenter the Plan until the expiration of a six-month waiting period.

     Assignments or pledges of any interest under the Plan are prohibited.

                                 ARTICLE XIV.
                      TERMINATION OF STATUS AS A DIRECTOR
                      -----------------------------------

     Participation of the Plan shall automatically terminate without notice upon termination of a Participant's status as a Director whether by death, retirement, resignation, or otherwise. If termination is other than by death, as promptly as practical and after the approval of the Company, the Agent, upon written notification given to it by the Company, shall deliver to the former Participant a certificate for the number of full shares of Common Stock of the Company allocated to his Stock Share Account and not previously distributed, together with a check for any fractional share interests any remaining balance in his Cash Account. If termination is by reason of death, settlement shall be made, as promptly as practical and after approval of the Company, by the Agent, upon written notification given to it by the Company, in the same manner and shall be to the Participant's duly appointed legal representative after satisfaction of any applicable legal requirements.

                                  ARTICLE XV.
                                   EXPENSES
                                   --------

     The Company shall bear the cost of administering the Plan, including any transfer taxes incurred in transferring the Common Stock of the Company from the Plan to the Participants. Any broker's fees, commissions, postage or other transaction costs incurred will be included in the cost of the Common Stock of the Company to the Participant.

                                 ARTICLE XVI.
                        LIMITATION ON THE SALE OF STOCK
                        -------------------------------

     No Common Stock of the Company will be offered or sold under the Plan to any Director in any state where the sale of such stock is not permitted under the applicable laws of such state. For purpose of this Article XVI, the offering or sale of stock is not permitted under the applicable laws of state if, inter alia, the securities laws of such state would require the Plan and/or the stock offered pursuant thereto, to be registered in such state and the Plan and/or stock is not registered therein.

                                 ARTICLE XVII.
               AMENDMENT, TERMINATION AND SUSPENSION OF THE PLAN
               -------------------------------------------------

     The Company reserves the right to amend the Plan at any time; however, no amendment shall affect or diminish any Participant's right to the benefit of contributions made by him or his

Participating Company prior to the date of such amendment, and no amendment shall affect the authority, duties, rights, liabilities or indemnities of the Agent without the Agent's prior written consent. Participants shall be notified by first class mail to the address of record on the books of the agent of any amendments to the Plan.

     The Company reserves the right to terminate the Plan and each Participating Company reserves the right to terminate its participation in the Plan. In such event, there will be no further Participant contributions and no further Participating Company contributions, but the Agent shall endeavor to make purchases of Common Stock of the Company out of available funds and the Company shall allocate such stock to the Stock Share Accounts of the former Participants in the usual manner. As soon as practical thereafter, the Agent shall deliver to each former Participant a certificate for all the full shares of Common Stock of the Company allocated to his Stock Share Account, together with a check for any fractional share interests and any remaining balance in his Cash Account.

     The Company reserves the right to suspend Participating Company contributions to the Plan if the Board of Directors of the Company feels that the financial condition of the Company and/or any one or all of the Participating Companies warrants such suspension. Upon suspension of contributions by the Company, no Participating Company contributions shall be made by any Participating Company or accepted by the Agent. Such suspension shall remain in effect until such time as the Board of Directors of the Company determines that the financial condition of the Company and/or any one or all of the Participating Companies warrants the restoration of the Plan to full active status. During the time Participating Company contributions are suspended, the Board of Directors of the Company shall determine whether Participant contributions are to be continued or suspended. If the Board of Directors of the Company permits the continuance of Participant contributions, each Participant may elect to continue or suspend Participant contributions on his own behalf. If the Participant elects to continue to make Participant contributions while Participating Company contributions are suspended by the Company, neither the Company nor any other Participating Company shall be under any obligation at any future date to make Participating Company contributions with respect to such Participant's contribution made during such period of suspension by the Company. During any period of suspension, under this Article XVII, the Plan shall continue normal operation to the extent practical.

                                ARTICLE XVIII.
                         SUSPENSION OR TERMINATION IF
                         STOCK PURCHASE IS PROHIBITED
                         ----------------------------

     In addition to all rights to terminate or suspend the Plan otherwise reserved herein, it is understood that the Plan may be suspended or terminated at any time or from time to time by the Board of Directors of the Company for the Company and all Participating Companies, if the Plan's continuance would, for any reason, be prohibited under any federal and state law even though such prohibition arises because of some act on the part of the Company, including, but not limited to, the Company engaging in a distribution of securities. If the Plan is suspended under this Article XVIII, no Participating Company contributions or Participant contributions shall be made and no Common Stock of the Company shall be purchased until the Plan is restored to an active status. If the Plan is terminated pursuant to this Article XVIII, there shall be no further Participant contributions and no further Participating Company contribution and there shall be no additional purchases of Common Stock of the Company. As soon as practical after the termination pursuant to this Article

XVIII, the Agent shall deliver to each former Participant a certificate for all the full shares of Common Stock of the Company allocated to his Stock Share Account, together with a check for any fractional share interests and any remaining balance in his Cash Account.

                                 ARTICLE XIX.
                                 CONSTRUCTION
                                 ------------

     This Plan shall be governed by and construed under the laws of the State of Alabama.

                                  ARTICLE XX.
                                    NOTICES
                                    -------

     Notice to any of the parties hereto shall be made by mail addressed as follows:

     If to the Agent:

          Synovus Trust Company - As Plan agent for
          Eufaula BancCorp, Inc. Director Stock Purchase Plan
          Attention: Corporate Trust Dept.
          Post Office Box 120
          Columbus, Georgia 31902

     If to any of the other parties hereto or to the Company:

          Eufaula BancCorp, Inc.
          Attention: Gloria Hagler
          Post Office Box 1269
          Eufaula, Alabama 36072-1269

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officers thereunto duly authorized and its corporate seal to be affixed hereto and attested, and the Agent has caused this Agreement to be executed by its officers thereunto duly authorized and its corporate seal to be affixed hereto, all as of the day and year first above written.

                                   Eufaula BancCorp, Inc.


Date: June 13, 1995                By:__________________________________________


                                   _____________________________________________
                                   Chairman of the Board



Date: June 13, 1995                Attest:______________________________________


                                   _____________________________________________
                                   Vice President and Secretary/Treasurer

                                   (Corporate Seal)



                                   "AGENT"

                                   Synovus Trust Company


Date: June 21,1995                 By:__________________________________________


                                   _____________________________________________
                                   Vice President


Date: June 21, 1995                Attest:______________________________________


                                   _____________________________________________
                                   Assistant Vice President

                                   (Corporate Seal)

     Subsidiaries and affiliates of Eufaula BancCorp, Inc. Participating in the Director Stock Purchase Plan signify their adoption of the Plan and become a party to this Agreement by herein below executing this Plan.


                                   EUFAULA BANK & TRUST CO.


Date:                              By:__________________________________________


                                   _____________________________________________
                                   Title


Date:                              Attest:______________________________________


                                   _____________________________________________
                                   Title

                                   (Corporate Seal)



                                   1/st/ AMERICAN BANK OF WALTON CO.


Date:                              By:__________________________________________


                                   _____________________________________________
                                   Title


Date:                              Attest:______________________________________


                                   _____________________________________________
                                   Title

                                   (Corporate Seal)

                     AUTOMATIC TRANSFER CONTRIBUTION FORM

Gentlemen:

     I, there undersigned Director of ____________________________ hereby elect to participate in Eufaula BancCorp, Inc. Director Stock Purchase Plan ("the Plan") and hereby constitute and appoint Synovus Trust Company, Agent of the Plan, to cause to be acquired for my benefit shares of Common Stock of Eufaula BancCorp, Inc. pursuant to the terms and provisions of the Plan.

     ________________________________ (Name of Subsidiary Bank of Eufaula
BancCorp, Inc.) is authorized and directed to make monthly automatic transfers from my checking account at such bank bearing the account number
_________________ to the Agent of the Plan, said monthly account transfers to be in the amount of $______________ (multiples of $50.00, not to exceed $200.00 per month.)

     I understand that such monthly automatic transfers will continue to be made in this account until I authorize a change in this amount, until I withdraw from the Plan, or until the occurrence of some other terminating event under the Plan.

     I, the undersigned Director, acknowledge receipt of a Copy of the Eufaula
                                                                       -------
BancCorp, Inc. Director Stock Purchase Plan; and acknowledge that I have read
-------------------------------------------
and am thoroughly familiar with the content thereof.

     This instrument is hereby executed in _________________ (Name of City), _____________ (Name of State), this ____ day of _______________, 19____.

Witnesses:


______________________________          ________________________________________
                                        Director's Signature

______________________________
                                        ________________________________________
                                        Print Director's Name

______________________________
Contribution Date (To be                ________________________________________
completed by Agent and                  Director's Social Security No.
Subsidiary Bank of Eufaula
BancCorp, Inc. with whom
                                        ________________________________________
Director's checking account             Street Address
is maintained.)

                                        ________________________________________
                                        City            State              Zip